Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PRUSANT TO
EXCHANGE ACT RULE 13A-14(A)/15D-14(A) AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Cavaleri, Chief Executive Officer and Chief Financial Officer certify that:

1. I have reviewed this annual report on Form 10-KSB of Downside Up, Inc.

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. The small business issuer's other certifying officer(s) and I am responsible for estabishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f)) for the small business issuer and have:

a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, if any, is  made known to us by others within those entities, particularly during the period in  which this annual report is being prepared;

b)
Evaluated the effectiveness of the small business issuer disclosure's controls and procedures and presented in this annual report our conclusions about the effectiveness of  the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluations; and

c)
Disclosed in this annual report any change in the small business issuer internal control  over financial reporting that occurred during the small business issuer's most recent fiscal  quarter (the small business issuer fourth fiscal quarter in the case of any annual report)  that has materially affected, or is reasonably likely to materially affect, the Registrant's  internal control over financial reporting;

5. The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

a)
All significant deficiencies and material weaknesses in the design or operation of  internal controls over financial reporting which are reasonably likely to adversely affect  the small business issuer's ability to record, process, summarize and report financial data  and have identified for the small business issuer's auditors any material weaknesses in  internal controls; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date: July 31, 2007

/s/ Michael J. Cavaleri
Michael J. Cavaleri Chief Executive Officer Chief Financial Officer (Principal Executive Officer)